                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              UniFirst Corporation
                (Name of Registrant as Specified In Its Charter)

                              UniFirst Corporation
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
       Rule 0-11:

    4) Proposed maximum aggregate value of transaction:

    Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                              UNIFIRST CORPORATION

                                68 JONSPIN ROAD

                        WILMINGTON, MASSACHUSETTS 01887






                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD JANUARY 9, 1996

     The Annual Meeting of the Shareholders of UniFirst Corporation will be held at the offices of Goodwin, Procter & Hoar, 2nd Floor Conference Center, 53 State Street, Boston, MA 02109 on January 9, 1996 at 10:00 A.M. for the following purposes:

        1. To elect two Class II Directors, each to serve for a term of three years; and

        2. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.



                                            By Order of the Board of Directors



                                            WILLIAM H. GORHAM, Clerk









December 5, 1995

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

                              UNIFIRST CORPORATION

                                68 JONSPIN ROAD

                        WILMINGTON, MASSACHUSETTS 01887

                              ------------------

                              PROXY STATEMENT FOR

                         ANNUAL MEETING OF SHAREHOLDERS




                         TO BE HELD ON JANUARY 9, 1996
            AT 10:00 A.M. AT THE OFFICES OF GOODWIN, PROCTER & HOAR,
         2ND FLOOR CONFERENCE CENTER, 53 STATE STREET, BOSTON, MA 02109

                              ------------------

GENERAL INFORMATION

     The enclosed proxy is being solicited on behalf of the Board of Directors of UniFirst Corporation (the "Company") for use at the 1996 Annual Meeting of Shareholders on January 9, 1996 (the "Annual Meeting") and at any adjournment thereof. This Proxy Statement, the enclosed proxy and the Company's 1995 Annual Report to Shareholders are being mailed to shareholders on or about December 5, 1995. Any shareholder signing and returning the enclosed proxy has the power to revoke it by giving notice of such revocation to the Company in writing or in the open meeting before any vote with respect to the matters set forth therein is taken. The shares represented by the enclosed proxy will be voted as specified therein if said proxy is properly signed and received by the Company prior to the time of the Annual Meeting and is not properly revoked. The expense of this proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without special compensation for such activities. The Company may also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

     The Board of Directors has fixed the close of business on November 20, 1995 as the record date for the determination of the shareholders entitled to notice of, and to vote at, this Annual Meeting and any adjournments thereof. As of the close of business on that date, there were outstanding and entitled to vote 7,886,644 shares of Common Stock, par value $.10 per share ("Common Stock"), and 12,623,964 shares of Class B Common Stock, par value $.10 per share ("Class B Common Stock"). Transferees after such date will not be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote per share. Each share of Class B Common Stock is entitled to ten votes per share. All actions submitted to a vote of shareholders are voted on by holders of Common Stock and Class B Common Stock voting together as a single class, except for the election of certain Directors and for the approval of matters requiring class votes under the Business Corporations Law of the Commonwealth of Massachusetts.

                           1.  ELECTION OF DIRECTORS

     The Board of Directors of the Company is currently composed of six members, divided into three equal classes, with one class elected each year at the annual meeting of shareholders. The Directors in each class serve for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each annual meeting of shareholders.

     At the 1996 Annual Meeting, two Class II Directors will be elected to serve until the 1999 annual meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Ronald D. Croatti and Donald J. Evans to be elected by holders of Common Stock and Class B Common Stock, voting together as a single class, to serve as Class II Directors (collectively, the "Nominees").

     Unless otherwise instructed, the persons named in the proxy will vote the shares to which the proxy relates "FOR" the election of the Nominees to the Board of Directors. While the Company has no reason to believe that either of the Nominees will be unable to serve as a Director, in the event either or both of the Nominees should become unavailable to serve at the time of the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy for such other person or persons as they may in their discretion select. A plurality of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is necessary to elect each of the Nominees. Consistent with applicable law, the Company intends to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. Any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the election of Directors.


     The following table sets forth certain information with respect to the Nominees as well as the other Directors of the Company.

                                                                                      DIRECTOR
CLASS II DIRECTORS -- TERM EXPIRES IN 1999 (NOMINEES)                            AGE   SINCE
-----------------------------------------------------                            ---  --------
Ronald D. Croatti (1).........................................................    52    1982
  Vice Chairman of the Board and Chief Executive Officer of the Company since
     1991 and President of the Company since September 1995. Prior to 1991, he had served as Vice Chairman of the Board and Chief Operating Officer of
     the Company for more than the preceding five years.

Donald J. Evans...............................................................    69    1973
  Partner in the law firm of Goodwin, Procter & Hoar, the Company's general counsel, for more than the past five years.

CLASS I DIRECTORS -- TERM EXPIRES IN 1997
-----------------------------------------
Aldo A. Croatti (1)...........................................................    77    1950
  Chairman of the Board. Prior to 1991, he had served as Chairman of the Board and Chief Executive Officer of the Company since its incorporation in
     1950 and of certain of its predecessors since 1940.

Albert Cohen (2)..............................................................    68    1988
  Chairman of the Board and Chief Executive Officer of Electronic Space
     Systems Corporation, a manufacturer of aerospace ground equipment, for more than the past five years.

                                                                                      DIRECTOR
CLASS III DIRECTORS -- TERM EXPIRES IN 1998                                      AGE   SINCE
-------------------------------------------                                      ---  --------
Cynthia Croatti Inello (1)....................................................    40    1995
  Treasurer of the Company for more than the past five years.

Reynold L. Hoover (2).........................................................    68    1983
  Environmental Consultant since September 1995. From 1991 to September 1995,
     Manager of Environmental Affairs, The Stanley Works, a manufacturer of hand tools. Prior to 1991, he was Corporate Director of Health, Safety
     and Environmental Services at Asea Brown Boveri, Inc. for more than the preceding five years.

---------------

(1) Ronald Croatti and Cynthia Croatti Inello are the son and daughter, respectively, of Aldo Croatti.

(2) The Company has designated Messrs. Cohen and Hoover as the Directors to be elected by the holders of Common Stock voting separately as a single class.


     Officers, Directors and greater than 10% shareholders are required to furnish the Company with copies of all forms they file with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the 1995 fiscal year, all Section 16(a) filing requirements applicable to its executive officers, directors, and greater than 10% beneficial owners were satisfied.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors held four meetings and acted by unanimous written consent three times during the Company's 1995 fiscal year. During the 1995 fiscal year, the Audit Committee consisted of Albert Cohen and Reynold L. Hoover and met on two occasions. The Audit Committee is responsible for reviewing the scope of audit and other related services provided by the Company's auditors. During the 1995 fiscal year, the Compensation Committee consisted of Aldo A. Croatti, Chairman, Albert Cohen and Donald J. Evans and met on two occasions. The Compensation Committee is responsible for reviewing and approving the Company's executive compensation program. The Company does not have a standing nominating committee.

     Each Director attended at least 75% of all of the meetings of the Board of Directors and of the committees of which the Director was a member held during the last fiscal year.


SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

        The following table sets forth as of November 1, 1995 certain information concerning shares of Common Stock and Class B
Common Stock held by (i) each Director and Nominee, (ii) each of the executive officers of the Company named in the Summary
Compensation Table, and (iii) all executive officers and Directors as a group, in each case based on information furnished by such individuals. Except as otherwise specified, the named beneficial owner has sole voting and investment power. The information in the table reflects shares outstanding of each class of common stock on November 1, 1995, and does not take into account conversions after such date of shares of Class B Common Stock into Common Stock. Subsequent conversions of Class B Common Stock into Common
Stock will increase the voting control of persons who retain shares of Class B Common Stock.

                                                             PERCENTAGE OF
            NAME OF             AMOUNT AND NATURE OF        ALL OUTSTANDING         PERCENTAGE OF
       BENEFICIAL OWNER         BENEFICIAL OWNERSHIP           SHARES(1)           VOTING POWER(1)
       ----------------         --------------------        ---------------        ---------------
Aldo A. Croatti (2)............      10,199,060                49.7%                  76.0%
Ronald D. Croatti (3)..........         469,560                 2.3%                   3.5%
Cynthia Croatti Inello (4).....         358,120                 1.7%                   2.7%
Anthony F. DiFillippo (5)......           6,250                 *                      *
Robert L. Croatti (6)..........          32,000                 *                      *
John B. Bartlett (7)...........           8,000                 *                      *
Albert Cohen...................               0                 *                      *
Reynold L. Hoover (7)..........             400                 *                      *
Donald J. Evans (7)............           1,400                 *                      *
All Directors and executive
  officers as a group
  (12 persons).................      11,078,790                54.0%                  82.3%

---------------

  * Less than 1%.

(1) The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of November 1, 1995, a total of
    20,510,608 shares of common stock were outstanding, of which 7,886,644 were shares of Common Stock entitled to one vote per share and 12,623,964 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

(2) All shares shown are shares of Class B Common Stock, representing 80.8% of such class, owned by The Aldo A. Croatti Trust -
    1983, of which Aldo Croatti is the sole trustee and a beneficiary. The information presented does not include any shares owned by Mr. Croatti's wife or children, as to which shares Mr. Croatti disclaims any beneficial interest.

(3) Ronald Croatti owns shares of Class B Common Stock only, representing 3.7% of such class. The information presented does not include 800 shares of Class B Common Stock held by Mr. Croatti as custodian for Matthew Croatti, as to which shares Mr.
    Croatti disclaims any beneficial interest.

(4) Cynthia Croatti Inello owns shares of Class B Common Stock only, representing 2.8% of such class. The information presented does not include any shares owned by Mrs. Croatti Inello's children, as to which shares Mrs. Croatti Inello disclaims any beneficial interest.

(5) Anthony DiFillippo is the brother-in-law of Aldo Croatti. Mr. DiFillippo owns shares of Common Stock only, representing less than 1% of such class.  The information presented does not include any shares owned by Mr. DiFillippo's wife or children, as to which shares Mr. DiFillippo disclaims any beneficial interest.

(6) Robert Croatti is the nephew of Aldo Croatti and the cousin of Ronald Croatti and Cynthia Croatti Inello. Robert Croatti owns shares of Common Stock only, representing less than 1% of such class.

(7) Each of Messrs. Bartlett, Hoover and Evans owns shares of Common Stock only, representing less than 1% of such class.


        To the best knowledge of the Company, the following are the only beneficial owners of more than 5% of the outstanding common stock of the Company as of November 20, 1995.

                                                             PERCENTAGE OF
            NAME OF             AMOUNT AND NATURE OF        ALL OUTSTANDING         PERCENTAGE OF
       BENEFICIAL OWNER         BENEFICIAL OWNERSHIP           SHARES(1)           VOTING POWER(1)
       ----------------         --------------------        ---------------        ---------------
Aldo A. Croatti(2).............      10,199,060                   49.7%                  76.0%
Marie Croatti(3)...............       1,544,924                    7.5%                  10.4%
William Blair & Company(4).....       1,735,100                    8.5%                   1.3%

---------------

  * Less than 1%.

(1) The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of November 20, 1995, a total of
    20,510,608 shares of common stock were outstanding, of which 7,886,644 were shares of Common Stock entitled to one vote per share and 12,623,964 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

(2) All shares shown are shares of Class B Common Stock, representing 80.8% of such class, owned by The Aldo A. Croatti Trust -
    1983, of which Aldo Croatti is the sole trustee and a beneficiary. The information presented does not include any shares owned by Mr. Croatti's wife or children, as to which such shares Mr. Croatti disclaims any beneficial interest.

(3) Includes 435,168 shares of Class B Common Stock and 169,584 shares of Common Stock owned of record by Marie Croatti, as
    Trustee under several trusts, the beneficiaries of which are the grandchildren of Aldo Croatti, as to which such shares Mrs.
    Croatti disclaims any beneficial interest. Mrs. Croatti individually owns 940,172 shares of Class B Common Stock, representing
    7.4% of such class.

(4) The address of William Blair & Company is 135 South LaSalle St., Chicago, IL 60603. William Blair & Company owns shares of
    Common Stock only, representing 22.0% of such class. The Company has relied solely upon the information set forth in Schedule
    13G, dated February 14, 1995, filed with the Securities and Exchange Commission.

     Marie Croatti is the wife of Aldo Croatti. Their address is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, Massachusetts 01887. Because of his stock holdings and his executive position with the Company, Aldo Croatti may be deemed to be a "parent" of the Company within the meaning of the Securities Act of 1933, as amended.


SUMMARY COMPENSATION TABLE

        The following table sets forth compensation paid to the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company during 1995 for each of the three fiscal years ended August 26, 1995, for services rendered in all capacities to the Company.

                                                SUMMARY COMPENSATION TABLE

                                                                               LONG TERM COMPENSATION
                                                                          ---------------------------------
                                          ANNUAL COMPENSATION                    AWARDS           PAYOUTS
                             ------------------------------------------   --------------------   ----------
                                                           OTHER ANNUAL   RESTRICTED                             ALL OTHER
NAME AND                                                   COMPENSATION      STOCK    OPTIONS/      LTIP       COMPENSATION
PRINCIPAL POSITION           YEAR   SALARY($)   BONUS($)      (1) ($)      AWARDS($)   SARS(#)   PAYOUTS($)            (2)
---------------------------- ----   ---------   --------   ------------   ----------   -------   ----------   ------------
Ronald D. Croatti(3)........ 1995   $245,071    $42,875        --            --          --         --           $10,369
Vice Chairman of the         1994    225,077     24,752        --            --          --         --            17,768
  Board and Chief            1993    206,357     45,468        --            --          --         --            17,047
  Executive Officer

Aldo A. Croatti............. 1995    200,850     35,149        --            --          --         --            10,369
Chairman of the Board        1994    200,850     22,094        --            --          --         --            17,768
                             1993    200,850     44,187        --            --          --         --            17,047

Anthony F. DiFillippo(4).... 1995    274,997      --           --            --          --         --            10,369
President                    1994    253,806      --           --            --          --         --            17,671
                             1993    189,928     41,820        --            --          --         --            16,679

Robert L. Croatti........... 1995    189,288     33,118        --            --          --         --            10,369
Executive Vice               1994    179,328     19,724        --            --          --         --            15,703
  President                  1993    170,308     37,510        --            --          --         --            14,597

John B. Bartlett............ 1995    157,533     27,562        --            --          --         --            10,369
Senior Vice President        1994    148,197     16,299        --            --          --         --            12,453
  and Chief Financial        1993    139,784     30,791        --            --          --         --            11,577
  Officer

---------------

(1) Perquisites and other personal benefits paid to each named executive officer in each instance aggregated less than $50,000 or
    10% of the total annual salary and bonus set forth in the columns entitled "Salary" and "Bonus" for each named executive officer.

(2) Amount shown represents Company's contribution to the named executive's account under the Company's Profit Sharing Plan.

(3) Ronald Croatti was elected President of the Company as of the beginning of the 1996 fiscal year.

(4) Anthony DeFillippo retired as President of the Company as of the end of the 1995 fiscal year.


SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The Company maintains the UniFirst Unfunded Supplemental Executive Retirement Plan (the "SERP") available to certain eligible employees of the Company and its affiliates. Retirement benefits available under the SERP are based on a participant's average annual base earnings for the last three years of employment prior to his retirement date ("Final Average Earnings"). Upon the retirement of a participant on his social security retirement date, the participant will be paid two times his Final Average Earnings over a twelve year period. Upon the death of a participant, the participant's designated beneficiary will be paid retirement benefits as above (determined as of the date of death if pre-retirement). Additionally, the designated beneficiary will receive a lump sum benefit equal to 40% of the participant's Final Average Earnings. The SERP provides that, upon any change of control, retirement benefits of participants who are age 50 or over and whose employment is terminated within three years of the change of control will become vested and payable, subject to certain years of service requirements.

                                                                   ANNUAL
                   AVERAGE                                       RETIREMENT
               COMPENSATION(1)                                   BENEFIT(2)
               ---------------                                   ----------
               $125,000.......................................     $20,833
               $150,000.......................................     $25,000
               $175,000.......................................     $29,167
               $200,000.......................................     $33,333
               $225,000.......................................     $37,500
               $250,000.......................................     $41,667
               $275,000.......................................     $45,833
               $300,000.......................................     $50,000

---------------

(1) Average Compensation for purposes of this table is based on the participant's average base salary for the last three years of full-time employment preceding retirement.

(2) The Annual Retirement Benefit is payable for twelve years beginning at the participant's social security retirement age. There is no deduction for Social Security or other offset amounts.

                        REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee currently consists of Albert Cohen and Donald J. Evans, two Directors who are not employees of the Company, and Aldo Croatti, Chairman. The Compensation Committee reviews and approves the Company's executive compensation program.

COMPENSATION PHILOSOPHY

     The Company seeks to attract and retain executive officers who, in the judgment of the Company's Board of Directors, possess the skill, experience and motivation to contribute significantly to the long-term success of the Company and to long-term stock price appreciation. With this philosophy in mind, the Compensation Committee follows an executive officer compensation program designed to foster the mutuality of interest between the Company's executive officers and the Company's shareholders and to provide senior management additional incentive to enhance the sales growth and profitability of the Company, and thus shareholder value.

     The Compensation Committee currently reviews its compensation policy annually. Compensation of executive officers consists of a base salary and, based on the achievement of predetermined corporate performance objectives, a cash bonus. Although the Company's fiscal year ends in August, compensation decisions generally are made on a calendar year basis.

BASE SALARY

     Each year, the Compensation Committee consults with the Chief Executive Officer with respect to setting the base salaries of its executive officers, other than the Chief Executive Officer, for the ensuing year.

Annual salary adjustments are determined by evaluating the financial performance of the Company during the prior year, each executive officer's contribution to the profitability, sales growth, return on equity and market share of the Company during the prior year and the compensation programs and levels paid to executives at other companies generally.

INCENTIVE COMPENSATION PLAN

     Annual cash bonuses for executive officers of the Company are determined in accordance with the Company's incentive compensation plan, the philosophy and substantive requirements of which are reviewed by the Compensation Committee each year. Cash bonuses are determined with reference to the Company's financial performance as measured by growth in revenues and earnings per share and by the Company's customer retention levels.

     Each year, the Compensation Committee confers with the Chief Executive Officer and establishes performance goals for revenues, earnings per share and customer retention. In its determination of the amount of cash bonuses, the Compensation Committee places primary emphasis on growth in earnings per share and lesser emphasis on revenue growth and customer retention. The cash bonuses awarded depend on the extent to which the performance of the Company meets or exceeds the budgeted amounts. In addition, the Compensation Committee establishes minimum achievement thresholds and maximum bonus levels for each of these performance criteria which apply uniformly to the Company's executive officers. Bonuses are determined and paid annually after the end of each fiscal year.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Compensation Committee established the compensation of Ronald D. Croatti, the Chief Executive Officer, for 1995 using the same criteria applicable to determining compensation levels and bonuses for other executive officers as noted in this report. Based on the financial performance of the Company during the 1994 fiscal year, the compensation levels paid to executives of other companies generally and Mr. Croatti's contribution to the profitability, sales growth, return on equity and market share of the Company during the 1994 fiscal year and his leadership of the Company, Mr. Croatti's 1995 base salary was established at $252,000, an increase of 8.6% over the prior year.

                                            Aldo A. Croatti (Chairman)
                                            Albert Cohen
                                            Donald J. Evans

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Aldo Croatti, Chairman of the Board of Directors and formerly Chief Executive Officer of the Company, is, and was during fiscal 1995, a member of the Compensation Committee. The Company is not aware of any compensation committee interlocks.

STOCK PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends, with the total return of companies within the Standard & Poor's 500 Stock Index and the Standard & Poor's Commercial Services Index. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the S&P 500 Stock Index and the S&P Commercial Services Index on August 31, 1990.


--------------------------------------------------------------------------------
                                8/90    8/91    8/92    8/93    8/94    8/95
--------------------------------------------------------------------------------
UNIFIRST CORPORATION             100      95     135     183     154     159
S & P 500                        100     127     137     158     166     202
S & P SPECIALIZED SERVICES       100     110     102      98      99     113
--------------------------------------------------------------------------------


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In September 1995, the Company made a $125,000 bridge loan to Dennis Assad, Vice President of Sales and Marketing, in connection with his relocation to the corporate headquarters in Wilmington, Massachusetts. Mr. Assad's loan is interest free and is due on the earlier of February 28, 1996 or upon the sale of his former home in Rockville, Maryland.

     In April 1994, the Company made a $60,000 loan to Robert L. Croatti, Executive Vice President of the Company. The loan bears interest at the rate of 3% per annum and is payable on the demand of the Company. Approximately $20,700 remained outstanding on this loan on November 20, 1995.

     The Company paid approximately $425,000 in fiscal 1995 for electrical contracting services provided to the Company by Ideal Electric Company ("IEC"), which is owned by Mr. Inello, who is the husband of Cynthia Croatti Inello (who is the Treasurer and a Director of the Company), and a son-in-law and brother-in-law of Aldo Croatti and Ronald Croatti, respectively. The Company anticipates that it will retain IEC to provide similar services in 1996. The Company believes that the terms of its arrangements with IEC are at least as favorable to the Company as those the Company could negotiate with unrelated third parties.

     The Company retained during the 1995 fiscal year and proposes to retain during the 1996 fiscal year the law firm of Goodwin, Procter & Hoar. Donald J. Evans, a Director and Secretary of the Company, and William H. Gorham, the Clerk of the Company, are partners in the law firm of Goodwin, Procter & Hoar.

DIRECTOR COMPENSATION

     Each Director who is not an employee of the Company receives a director's fee of $8,000 per year and $1,000 per directors' meeting attended and $250 per telephone directors' meeting and committee meeting attended. A Director who is also an employee of the Company receives no director's fee.


                               2.  OTHER MATTERS

     Management is not aware of any other matters which may come before the Annual Meeting; however, if any matters other than those set forth in the attached Notice of Annual Meeting should be properly presented at the Annual Meeting, the persons named in the enclosed proxy intend to take such action as will be, in their discretion, consistent with the best interest of the Company.

INDEPENDENT PUBLIC ACCOUNTANTS

     Management has selected the firm of Arthur Andersen LLP, independent public accountants, to serve as auditors for the fiscal year ending August 31, 1996. Arthur Andersen LLP has served as the Company's auditors since 1972.

     A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS

     Any shareholder desiring to present a proposal for inclusion in the Company's Proxy Statement in connection with the Company's 1997 Annual Meeting of Shareholders must submit the proposal so as to be received by the Clerk of the Company at the principal executive offices of the Company, 68 Jonspin Road, Wilmington, Massachusetts 01887, not later than August 8, 1996. In addition, in order to be included in the proxy statement, such a proposal must comply with the requirements as to form and substance established by applicable laws and regulations.

     Shareholders wishing to present business for action, other than proposals to be included in the Company's Proxy Statement, or to nominate candidates for election as directors at a meeting of the Company's shareholders must do so in accordance with the Company's By-laws. The By-laws provide, among other requirements, that in order to be presented at the 1997 Annual Meeting, such shareholder proposals or nominations may be made only by a stockholder of record who shall have given notice of the proposal or nomination and the related required information to the Company no earlier than September 13, 1996 and no later than October 28, 1996.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU DESIRE TO VOTE YOUR STOCK IN PERSON AT THE MEETING, YOUR PROXY MAY BE REVOKED.

December 5, 1995

                              UNIFIRST CORPORATION

P            The undersigned holder of shares of Common Stock of UniFirst
         Corporation hereby appoints ALDO A. CROATTI, RONALD D. CROATTI and
R DONALD J. EVANS, and each of them, proxies with power of substitution to vote on behalf of the undersigned at the Annual Meeting of
O Shareholders of UniFirst Corporation to be held at the offices of Goodwin, Procter & Hoar, 2nd Floor Conference Center, 53 State Street,
X Boston, Massachusetts 02109, on Tuesday, January 9, 1996 at 10:00 o'clock in the forenoon, and at any adjournment thereof, hereby
Y granting full power and authority to act on behalf of the undersigned at this meeting and at any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and a copy of the Annual Report for the fiscal year ended August 26, 1995.

             WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.
                                                                     -----------
                (Please sign on the reverse side and return promptly SEE REVERSE
                            in the enclosed envelope.)                   SIDE
                                                                     -----------

/X/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH IN PROPOSAL 1 BELOW.

1. ELECTION OF TWO CLASS II DIRECTORS.

NOMINEES: Ronald D. Croatti and Donald J. Evans

          / /    FOR         / /  WITHHELD
                 BOTH            FROM BOTH
               NOMINEES           NOMINEES

/ /___________________________________________
  For both nominees except as noted above.                          MARK HERE                   MARK HERE
                                                                   FOR ADDRESS / /             IF YOU PLAN / /
                                                                    CHANGE AND                  TO ATTEND
                                                                   NOTE AT LEFT                THE MEETING

                                                            For joint accounts, each owner should sign. Executors, Administrators,
                                                            Trustees, etc. should give full title.


                                                            Signature: _________________________________________  Date ___________
  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                                                            Signature: _________________________________________  Date ___________

                              UNIFIRST CORPORATION

P            The undersigned holder of shares of Class B Common Stock of
         UniFirst Corporation hereby appoints ALDO A. CROATTI, RONALD D.
R CROATTI and DONALD J. EVANS, and each of them, proxies with power of substitution to vote on behalf of the undersigned at the Annual
O Meeting of Shareholders of UniFirst Corporation to be held at the offices of Goodwin, Procter & Hoar, 2nd Floor Conference Center,
X 53 State Street, Boston, Massachusetts 02109, on Tuesday, January 9, 1996 at 10:00 o'clock in the forenoon, and at any adjournment thereof,
Y hereby granting full power and authority to act on behalf of the undersigned at this meeting and at any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and a copy of the Annual Report for the fiscal year ended August 26, 1995.

             WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.
                                                                     -----------
                (Please sign on the reverse side and return promptly SEE REVERSE
                            in the enclosed envelope.)                   SIDE
                                                                     -----------

/X/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH IN PROPOSAL 1 BELOW.

1. ELECTION OF TWO CLASS II DIRECTORS.

NOMINEES: Ronald D. Croatti and Donald J. Evans

          / /    FOR         / /  WITHHELD
                 BOTH            FROM BOTH
               NOMINEES           NOMINEES

/ /___________________________________________
  For both nominees except as noted above.                          MARK HERE                   MARK HERE
                                                                   FOR ADDRESS / /             IF YOU PLAN / /
                                                                    CHANGE AND                  TO ATTEND
                                                                   NOTE AT LEFT                THE MEETING

                                                            For joint accounts, each owner should sign. Executors, Administrators,
                                                            Trustees, etc. should give full title.


                                                            Signature: _________________________________________  Date ___________
  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                                                            Signature: _________________________________________  Date ___________